Exhibit 99.1

EXECUTION COPY

AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of November 14, 2007 (this “Amendment”), to the First Lien Credit Agreement, dated as of June 18, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), is entered into by and among DANKA OFFICE IMAGING COMPANY, a Delaware corporation, as borrower (the “Borrower”), DANKA HOLDING COMPANY, a Delaware corporation, as guarantor (“Holdings” and together with the Borrower, the “Loan Parties”)), the Lenders (as defined in the Credit Agreement), the L/C Issuer (as defined in the Credit Agreement) and GENERAL ELECTRIC CAPITAL CORPORATION (“GE Capital”), as administrative agent for the Lenders and the L/C Issuers (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Loan Parties, the Lenders and the L/C Issuer have agreed to amend the provisions of the Credit Agreement on the terms and subject to the conditions herein provided;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not defined herein have the respective meanings ascribed thereto in the Credit Agreement.

2. Amendments. The Credit Agreement is, subject to the satisfaction of the conditions set forth in Section 3 hereof, hereby amended as follows:

(a) Section 1.1 (Defined Terms). Section 1.1 (Defined Terms) is hereby amended by deleting the table from the definition of the “Applicable Margin” and replacing it with the following table:

LEVEL	CONSOLIDATED LEVERAGE RATIO	BASE RATE LOANS		EURODOLLAR RATE LOANS
		REVOLVING LOANS /SWING LOANS	TERM LOANS	REVOLVING LOANS	TERM LOANS
I	Greater than 3.50 to 1	3.25%	3.25%	4.25%	4.25%
II	Less than or equal to 3.50 to 1 and greater than 3.25 to 1	3.00%	3.00%	4.00%	4.00%
III	Less than or equal to 3.25 to 1 and greater than 3.00 to 1	2.75%	2.75%	3.75%	3.75%
IV	Less than or equal to 3.00 to 1 and greater than 2.75 to 1	2.50%	2.50%	3.50%	3.50%
V	Less than or equal to 2.75 to 1	2.25%	2.25%	3.25%	3.25%

(b) Section 2.1 (The Commitments). Subsection (a)(Revolving Credit Commitments) of Section 2.1 (The Commitments) is hereby amended by deleting the second proviso thereof and replacing it with the following proviso:

“and, provided, further, that after giving effect to the making of any Revolving Loans and the concurrent use of the proceeds thereof, the Consolidated First Lien Leverage Ratio of Parent shall not be greater than (i) prior to December 15, 2007, 3.7 to 1 and (ii) thereafter, 3.5 to 1”.

(c) Article 7 (Affirmative Covenants). Article 7 (Affirmative Covenants) is hereby amended by inserting the new Section 7.15 (Revised Projections) immediately after Section 7.14 (Redemption of Existing Notes) to read as follows:

“Section 7.15 (Revised Projections). Notwithstanding anything to the contrary set forth in this Agreement, the Borrower shall deliver to the Administrative Agent not later than November 29, 2007 the revised Projections in format substantially similar to those delivered to the Administrative Agent prior to such date.”

(d) Article 9 (Events of Default). Article 9 (Events of Default) is hereby amended by deleting the subsection (c) of Section 9.1 (Definition) and replacing it with the following:

“(c) any Loan Party shall fail to comply with (i) any provision of Article V (Financial Covenants), Section 6.1 (Financial Statements), 6.2(a)(i) (Other Events), 7.1 (Maintenance of Corporate Existence), 7.9 (Use of Proceeds), 7.14 (Redemption of Existing Notes), 7.15 (Revised Projections) or Article VIII (Negative Covenants) or (ii) any other provision of any Loan Document if, in the case of this clause (ii), such failure shall remain unremedied for 30 days after the earlier of (A) the date on which a Responsible Officer of the Borrower becomes aware of such failure and (B) the date on which notice thereof shall have been given to the Borrower by the Administrative Agent or the Required Lenders; or”.

3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of November 1, 2007 upon the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received a duly executed counterpart of this Amendment, executed by each Loan Party, the Required Lenders, the L/C Issuer and the Swing Line Lender; and

(b) The Administrative Agent and the Lenders shall have received all fees and costs (including reasonable attorneys fees) incurred in connection with the negotiation, preparation and execution of this Amendment.

4. Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent, the Lenders and the L/C Issuer as follows:

(a) The execution, delivery and performance by each Loan Party of this Amendment is within such Loan Party’s corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action. This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.

(b) No consent or approval of any Governmental Authority or any other Person is required for any Loan Party to execute, deliver and perform this Amendment.

(c) After giving effect to this Amendment (i) no Default or Event of Default has occurred and is continuing and (ii) the Collateral Agent has continuing, perfected, to the extent contemplated in the Loan Documents, liens in the Collateral.

(d) The representations and warranties set forth in any Loan Document are true and correct in all material respects on and as of the date hereof or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date.

5. Miscellaneous.

(a) As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single agreement.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(c) This Amendment shall be deemed a Loan Document.

(d) The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

(e) Except to the extent amended hereby, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(f) The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

(g) This Amendment may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement and any party may enter into this Amendment by executing a counterpart. Transmission by facsimile of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

(h) Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

(i) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(j) The terms of this Amendment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

(k) By signing below, Holdings irrevocably consents and agrees to this Amendment and reaffirms its obligations under the Guaranty and Security Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

DANKA OFFICE IMAGING COMPANY AS BORROWER

By:	/s/ Edward K. Quibell
Name:	Edward K. Quibell
Title:	CFO

DANKA HOLDING COMPANY AS GUARANTOR

By:	/s/ Edward K. Quibell
Name:	Edward K. Quibell
Title:	CFO

[Signature Page to Amendment No. 1 to First Lien Credit Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION
AS ADMINISTRATIVE AGENT, L/C ISSUER, SWING LINE LENDER AND LENDER

By:	/s/ Todd M. Anderson
Name:	Todd M. Anderson
Title:	Duly Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]